Accrued Expenses and Other Current Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Accrued Liabilities and Other Liabilities
Marketing and professional services		$ 1,369	$ 772
Taxes other than income taxes		998	681
Interest payable		990	596
Other		1,437	14
Accrued expenses and other current liabilities	$ 6,471	$ 4,794	$ 2,063